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                                                                 Exhibit 10.6

                                AMENDMENT NO. 1 TO THE
                              ARM FINANCIAL GROUP, INC.
                     1998 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


        WHEREAS, ARM Financial Group, Inc., a Delaware corporation (the "Company"), has adopted the ARM Financial Group, Inc. 1998 Non-Employee Director Stock Option Plan (the "Plan"; terms used herein without definition shall have the meanings ascribed to them as set forth in the Plan);

        WHEREAS, Section 12 of the Plan permits the Board of Directors of the Company to amend the Plan at any time and from time to time in whole or in part; and

        WHEREAS, the Board of Directors desires to amend the Plan in the manner set forth below.

        NOW, THEREFORE, the Plan is hereby amended as follows:

        1. The definition of "MORGAN STANLEY STOCKHOLDERS" in Section 2 of the Plan is hereby deleted in its entirety.

        2. Section 4 of the Plan is hereby amended in its entirety to read as follows:

                 Options awarded pursuant to the Plan shall be granted only to active members of the Board who are not, as of the date of any Option grants, employees of the Company or any of its Subsidiaries or affiliates (each an "ELIGIBLE DIRECTOR", and collectively, the "ELIGIBLE DIRECTORS").

        3. The first sentence of Section 5(a)(ii) of the Plan is hereby amended in its entirety to read as follows:

                 On the date of an Eligible Director's initial election or appointment to the Board or the date on which a member of the Board becomes an Eligible Director (other than a Director who was an employee of the Company at any time during the 12 calendar months prior to such date), such Eligible Director (including any Eligible Director reelected or reappointed after a period of at least 12 calendar months during which he did not serve on the Board) shall be granted an Initial Award consisting of an Option to purchase 10,000 shares of Common Stock.

        4. Except as set forth herein, the Plan is hereby ratified and confirmed in all respects.

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        IN WITNESS WHEREOF, this Amendment No. 1 to the ARM Financial Group,
Inc. 1998 Non-Employee Director Stock Option Plan has been executed as of the 18th day of February, 1999.

                                   ARM FINANCIAL GROUP, INC.


                                   By:       /s/Martin H. Ruby
                                      --------------------------------------
                                   Name:  Martin H. Ruby
                                   Title: Chairman and Chief Executive Officer

ATTESTED TO:


By:    /s/ Patricia L. Tackett
   ---------------------------------------
Name:  Patricia L. Tackett
Title: Secretary